UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2010
infoGROUP Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34298	47-0751545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5711 South 86th Circle
Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (402) 593-4500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On July 1, 2010, infoGROUP Inc. (the “Company”) completed its merger with Omaha Acquisition Inc. (“Acquisition Sub”), a wholly-owned subsidiary of Omaha Holdco Inc. (the “Parent”), whereby Acquisition Sub merged with and into the Company with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of Parent (the “Merger”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of March 8, 2010 (the “Merger Agreement”), among the Company, Parent, and Acquisition Sub, the adoption of which was approved by the Company’s stockholders at a special meeting held on June 29, 2010. On June 29, 2010, the Company issued a press release announcing stockholder approval of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On July 1, 2010, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     On July 1, 2010, the Company notified the Nasdaq Stock Market (“Nasdaq”) of the consummation of the Merger and that, pursuant to the Merger Agreement, each outstanding share of common stock, par value $.0025 per share, of the Company (“Common Stock”) (other than dissenting shares with respect to which appraisal rights have been properly exercised and perfected under Delaware law, and shares of Common Stock held by the Company, Parent or Acquisition Sub or any subsidiary of the Company, Parent or Acquisition Sub) was converted into the right to receive $8.00 in cash without interest. On July 1, 2010, at the Company’s request, Nasdaq filed with the SEC a notification of removal from listing on Form 25 regarding the delisting of the shares of Common Stock from Nasdaq.
Item 3.03 Material Modification to Rights of Security Holders.
     Under the terms of the Merger Agreement, each outstanding share of Common Stock (other than dissenting shares with respect to which appraisal rights have been properly exercised and perfected under Delaware law, and shares of Common Stock held by the Company, Parent or Acquisition Sub or any subsidiary of the Company, Parent or Acquisition Sub) was converted into the right to receive $8.00 in cash, without interest and less any applicable withholding taxes.
     At the effective time of the Merger, each holder of a certificate representing any shares of Common Stock (other than shares for which appraisal rights have been properly demanded and perfected) ceased to have any rights with respect to the shares, except for the right to receive the merger consideration.
     At the effective time of the Merger, (i) all outstanding options to acquire Common Stock became fully vested and (ii) all such options not exercised prior to the Merger were cancelled and converted into the right to receive a cash payment equal to the number of shares of Common Stock underlying the options multiplied by the amount (if any) by which $8.00 exceeds the exercise price, without interest and less any applicable withholding taxes.
     At the effective time of the Merger, each right of any kind, contingent or accrued, to receive shares of Common Stock or benefits measured in whole or in part by the value of a number of shares of Common Stock granted under the Company stock plans or employee plans (including performance shares, restricted stock, restricted stock units, phantom units, deferred stock units and dividend equivalents, but not including any 401(k) plan of the Company), other than Company options (each a “Company Stock-Based Award”), (i) became fully vested and transferable, and (ii) each such Company Stock-Based Award that remained outstanding immediately prior to the consummation of the Merger was cancelled and converted into the right to receive a cash payment equal to the aggregate number of shares or fractional shares of Common Stock represented by such Company Stock-Based Award multiplied by $8.00, without interest and less any applicable withholding taxes.
     The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 8, 2010 and is incorporated by reference.

Item 5.01 Changes in Control of Registrant.
     As a result of the Merger, Acquisition Sub merged with and into the Company, with the Company continuing as the surviving corporation in the Merger and as a wholly-owned subsidiary of Parent. Accordingly, a change of control of the Company occurred pursuant to the Merger. Funding for the Merger Consideration was obtained by Acquisition Sub pursuant to bank borrowings and cash resources of Parent and the Company. The disclosure under Items 3.01, 3.03 and 5.02 hereof are hereby incorporated by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Pursuant to the Merger Agreement, upon consummation of the Merger, the directors of Acquisition Sub immediately prior to the consummation of the Merger became the directors of the Company. Roger Siboni, Bill Fairfield, George Krauss, Gary Morin, Bernard Reznicek, Lee Roberts, John Staples III, Thomas L. Thomas and Clifton Weatherford resigned as directors effective as of the Merger. In connection with the Merger, Steve Cone, Clare Hart, Jarvis Hollingsworth, Mike Iaccarino, Steve Murray, Bob Myers, Kevin O’Brien, John Warner, and Rich Zannino became directors of the Company.
     Effective with the Merger, Clare Hart became President and Chief Executive Officer. Richard Hanks became Executive Vice President, Chief Financial Officer. The executives replace Bill Fairfield, the Company’s former Chief Executive Officer, and Thomas Oberdorf, the Company’s former Chief Financial Officer.
Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.
     On July 1, 2010, in connection with the Merger and pursuant to the terms of the Merger Agreement, the certificate of incorporation and the by-laws of the Company were amended in their entirety to be substantially identical to the certificate of incorporation and by-laws of Acquisition Sub in effect as of the effective time of the Merger, but with the name of the surviving corporation remaining “Infogroup Inc.” and with the provisions relating to the indemnification, exculpation and advancement of expenses of the Company’s officers and directors being consistent with those contained in the Company’s certificate of incorporation and by-laws immediately prior to the consummation of the Merger.
Item 5.07 Submission of Matters to a Vote of Security Holders.
     At the special meeting of Company stockholders on June 29, 2010, the stockholders voted on and approved the following:

	For	Against	Abstain	Broker Non-Votes
Approval of the Merger Agreement	33,174,469	19,007,176	10,125	0
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of March 8, 2010, among infoGROUP Inc., Omaha Holco Inc. and Omaha Acquisition Inc. (incorporated by reference to Exhibit 2.1 of infoGROUP Inc.’s Current Report on Form 8-K filed March 8, 2010).

99.1	Press Release dated June 29, 2010

99.2	Press Release dated July 1, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 6, 2010

infoGROUP Inc.
By:	/s/ Winston King
	Name:	Winston King
	Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of March 8, 2010, among infoGROUP Inc., Omaha Holco Inc. and Omaha Acquisition Inc. (incorporated by reference to Exhibit 2.1 of infoGROUP Inc.’s Current Report on Form 8-K filed March 8, 2010).

99.1	Press Release dated June 29, 2010

99.2	Press Release dated July 1, 2010.